January 14, 2000



To the Holders of First Investors Periodic Payment Plans for Investment in First Investors High Yield Fund, Inc. (the "Plan"):


      Enclosed is a notice concerning the Special Meeting of Shareholders of the First Investors High Yield Fund, Inc. (the "Fund"), as well as a proxy statement/prospectus for the Fund and First Investors Fund For Income, Inc. ("Fund For Income"). The purpose of the meeting is to approve the proposed reorganization of the High Yield Fund into the Fund For Income.

      You may vote shares representing your proportionate interest in the Plan by signing and returning the proxy card in the enclosed envelope. IF YOU SIMPLY SIGN THE PROXY CARD WITHOUT MARKING ANY BOX, THE PROXY WILL BE DEEMED TO GRANT AUTHORITY TO VOTE FOR THE PROPOSAL.

      If you do NOt return the proxy card properly signed and dated, your shares will be voted FOR or AGAINST the proposal in the same proportion as indicated in the voting instructions given by the other planholders.

      IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE HIGH YIELD FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY PROMPTLY.


                                                Sincerely,

                                                /s/ Glenn O. Head

                                                Glenn O. Head
                                                Chairman


Enclosures

                                                January 14, 2000


Dear First Investors High Yield Fund, Inc. Shareholder:

      After careful consideration, the Board of Directors of the First Investors High Yield Fund, Inc. ("High Yield Fund") approved a plan to reorganize the High Yield Fund into the First Investors Fund For Income, Inc. ("Fund For Income"). The reorganization is subject to the approval of the High Yield Fund's shareholders. A shareholders' meeting has been scheduled for February 25, 2000 at which High Yield Fund shareholders of record on January 7, 2000 will be eligible to vote either in person or by proxy. Enclosed you will find a notice of the meeting, a proxy card, a proxy statement, a Fund For Income prospectus and a postage-paid return envelope for your use.

      YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE TO APPROVE THE REORGANIZATION. NO MATTER HOW LARGE OR SMALL YOUR INVESTMENT, YOUR VOTE IS IMPORTANT, SO PLEASE REVIEW THE PROXY STATEMENT CAREFULLY. TO CAST YOUR VOTE, SIMPLY MARK, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE POSTAGE-PAID ENVELOPE TODAY. IF YOU OWN YOUR SHARES JOINTLY, BOTH OWNERS MUST SIGN THE CARD. REMEMBER, IT CAN BE EXPENSIVE FOR THE FUND - AND ULTIMATELY FOR YOU AS A SHAREHOLDER - TO REMAIL PROXIES IF NOT ENOUGH RESPONSES ARE RECEIVED TO CONDUCT THE MEETING.

      While we encourage you to read the enclosed materials carefully, we will attempt to address some possible questions in this letter.

      WHAT IS THE FUND FOR INCOME? The Fund For Income is a fund which is substantially similar to the High Yield Fund. It is advised by the same investment adviser, has the same investment objectives, and follows similar investment policies and strategies as the High Yield Fund. However, the Fund For Income is a larger and older fund and has had slightly better performance.

      WHAT IS THE EFFECT ON FUND EXPENSES? High Yield Fund shareholders should benefit from a reduction in fund expenses following the reorganization. The Board determined that the reorganization would be in the best interests of the Funds and their shareholders based upon, among other factors, the likelihood that it would reduce expense ratios for all shareholders over the long term.

      WILL THERE BE ANY TAX CONSEQUENCES? The reorganization will be done on a tax free basis to both the Funds and the shareholders. You will receive Fund For

January 14, 2000
Page 2

Income shares that have exactly the same total value as your High Yield Fund shares without owing any taxes as the result of the reorganization.

      If you have any questions about the proposal, please feel free to contact your registered representative, or call us at 1-800-423-4026.

      As always, we appreciate your confidence and look forward to serving you for many years to come.


                                          Sincerely,



                                          /s/ Glenn O. Head
                                          -----------------
                                          Glenn O. Head
                                          President

Enclosures

                      FIRST INVESTORS HIGH YIELD FUND, INC.

                    95 Wall Street, New York, New York 10005
                                  212-858-8000

                                   -----------
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                   -----------

To the Shareholders:

      NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of the First Investors High Yield Fund, Inc. ("High Yield Fund") will be held on February 25, 2000, at 10:00 a.m., Eastern time, at the offices of High Yield Fund, 95 Wall Street, New York, New York 10005 (the "Meeting"), and at any adjournment of the Meeting, if the Meeting is adjourned for any reason. The Meeting will be held for the purpose of considering and voting on the following matters:

      (1) To approve an Agreement and Plan of Reorganization and Termination under which the First Investors Fund For Income, Inc. ("Fund For Income") would acquire all of the assets of High Yield Fund in exchange solely for shares of Fund For Income and the assumption by Fund For Income of all of High Yield Fund's liabilities, followed by the distribution of those shares to the shareholders of High Yield Fund and the termination of High Yield Fund, all as described in the accompanying Prospectus/Proxy Statement; and

      (2) To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

      Shareholders of record at the close of business on January 7, 2000 are entitled to notice of and to vote at the Meeting.

                                    By Order of the Board of Directors,

                                    CONCETTA DURSO
                                    Secretary

New York, New York
January 14, 2000

WHETHER OR NOT YOU ARE ABLE TO ATTEND THE MEETING, PLEASE MARK, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE HIGH YIELD FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY PROMPTLY.

                           VOTE THIS PROXY CARD TODAY!
                   YOUR PROMPT RESPONSE WILL SAVE YOUR FUND
                      THE EXPENSE OF FURTHER SOLICITATIONS

                               RETURN THE PROXY TO
                                PROXY DEPARTMENT
                      ADMINISTRATIVE DATA MANAGEMENT CORP.
                                 581 MAIN STREET
                        WOODBRIDGE, NEW JERSEY 07095-1198

                                      PROXY

                      FIRST INVESTORS HIGH YIELD FUND, INC.










Please detach before mailing
- - - - - - - - - - - -- - -- - - - - - - - - - - - - - - - - - - - - - - - - -
                      FIRST INVESTORS HIGH YIELD FUND, INC.
               Special Meeting of Shareholders, February 25, 2000
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoint(s) as proxies Concetta Durso and Tammie Lee each with power of substitution and hereby authorize(s) each of them to represent and to vote all the shares shown below, held of record by the undersigned on January 7, 2000, at the Special Meeting of Shareholders of the First Investors High Yield Fund, Inc., to be held on February 25, 2000, or any adjournment thereof, with discretionary power to vote upon such other business as may properly come before the meeting.

      The undersigned hereby acknowledge(s) receipt of the Proxy Statement prepared on behalf of the Board of Directors. Please date and sign this proxy and return it in the enclosed postage-paid envelop. Your Board of Directors recommends that you vote FOR the proposal in the Proxy Statement. Please indicate your vote by an "X" in the appropriate box below. IF YOU SIMPLY SIGN THIS PROXY WITHOUT MARKING ANY BOX, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE FOR THE PROPOSAL.

1. To approve an Agreement and Plan of Reorganization and Termination between First Investors High Yield Fund, Inc. ("High Yield Fund") and First Investors Fund For Income, Inc. ("Fund For Income") and the transactions contemplated thereby, including (a) the transfer of substantially all of the assets of High Yield Fund to Fund For Income in exchange for Class A and Class B shares of Fund For Income, (b) the pro rata distribution of such shares to the corresponding Class A and Class B shareholders of High Yield Fund and (c) the dissolution of High Yield Fund.

            FOR  [   ]          AGAINST  [   ]              ABSTAIN   [   ]



                        --------------------------------------------------------
                        Signature                               Date



                        --------------------------------------------------------
                        Additional Signature if held jointly    Date

                      FIRST INVESTORS FUND FOR INCOME, INC.
                                 95 WALL STREET
                            NEW YORK, NEW YORK 10005
                                 1-800-423-4026


                           PROSPECTUS/PROXY STATEMENT
                                JANUARY 14, 2000



        This Prospectus/Proxy Statement ("Prospectus/Proxy") is being furnished to shareholders of the First Investors High Yield Fund, Inc. ("High Yield Fund") in connection with the solicitation of proxies by its Board of Directors ("Board") for use at a special meeting of its shareholders ("Meeting") to be held at the office of High Yield Fund, 95 Wall Street, New York, New York on February 25, 2000, at 10:00 a.m., Eastern time, and at any adjournment of the Meeting, if the Meeting is adjourned for any reason.

        As more fully described in this Prospectus/Proxy, the primary purpose of the Meeting is to consider a proposed reorganization (the "Reorganization") involving High Yield Fund and First Investors Fund For Income, Inc. ("Fund For Income") (each a "Fund" and together the "Funds") and vote on an Agreement and Plan of Reorganization and Termination by and between High Yield Fund and Fund For Income (the "Agreement"). Pursuant to the Agreement, Fund For Income would acquire all of the assets of High Yield Fund in exchange for shares of Fund For Income and the assumption by Fund For Income of all of the liabilities of High Yield Fund. Those shares of Fund For Income would then be distributed to the shareholders of High Yield Fund, so that each shareholder of High Yield Fund would receive a number of full and fractional shares of Fund For Income having an aggregate value that, on the effective date of the Reorganization, is equal to the aggregate net asset value of the shareholder's shares of High Yield Fund. As soon as practicable following the distribution of shares, High Yield Fund will be terminated.

        Like High Yield Fund, Fund For Income is an open-end diversified management investment company. Also like High Yield Fund, the investment objective of Fund For Income is to primarily seek high current income and secondarily to seek capital appreciation.

        This   Prospectus/Proxy  sets  forth  concisely  information  about  the
Reorganization, the Agreement and the Funds, and it should be retained for future reference. A Statement of Additional Information ("SAI"), dated January 14, 2000, relating to Fund For Income and High Yield Fund has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference. Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. The Shareholder Manual relating to the Funds provides more detailed information about the purchase, redemption and sale of Fund shares.

        You can get free copies of reports, the SAI and the Shareholder Manual, request other information and discuss your questions about the Funds by contacting the Funds at:

Administrative Data Management Corp.
581 Main Street
Woodbridge, NJ 07095-1198
Telephone:  1-800-423-4026

        You can review and copy Fund documents (including proxy materials, reports, Shareholder Manuals and SAIs) at the Public Reference Room of the SEC in Washington, D.C. You can also obtain copies of Fund documents after paying a duplicating fee (i) by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102 or (ii) by electronic request at publicinfo@sec.gov. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling (202) 942-8090. Text-only versions of Fund documents can be viewed online or downloaded from the EDGAR database on the SEC's Internet website at http://www.sec.gov.

        THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUND FOR INCOME SHARES OR DETERMINED WHETHER THIS PROSPECTUS/PROXY STATEMENT IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                      TABLE OF CONTENTS


                                                                            PAGE

I.      Synopsis...............................................................4


II.     Principal Risks........................................................4


III.    Plan of Reorganization.................................................5


IV.     Voting Information.....................................................9


V.      Information About the Funds...........................................11


VI.     Other Information.....................................................24


VII.    Financial Highlights..................................................26


Appendix A: Agreement and Plan of Reorganization and Termination.............A-1


Appendix B: Narrative review of Fund For Income's performance
          (as of September 30, 1999).........................................B-1

I.   SYNOPSIS

     Pursuant to the Agreement, Fund For Income will acquire the assets of High Yield Fund in exchange for shares in Fund For Income and the assumption by Fund For Income of High Yield Fund's liabilities. High Yield Fund will distribute the shares of Fund For Income to its shareholders, and High Yield Fund will be liquidated. Shareholders of High Yield Fund Class A and Class B shares will receive corresponding Class A and Class B shares of Fund For Income.

     The Reorganization is designed to be a tax-free reorganization under the Internal Revenue Code of 1986, as amended ("Code"). This means that (1) neither High Yield Fund nor its shareholders will recognize gain or loss with respect to the Reorganization, and (2) Fund For Income and shareholders of High Yield Fund, respectively, will have carryover basis and holding periods with respect to the assets and shares, respectively, that each will receive pursuant to the Reorganization.

     High Yield Fund and Fund For Income are substantially similar. They share a common Board of Directors, have the same investment adviser, same underwriter, same transfer agent, same classes of shares, same sales charge structures, and same investment objectives. Each Fund invests primarily in high yield, below-investment grade corporate bonds (commonly referred to as "high yield bonds" or "junk bonds"). At the present time, the two Funds generally follow similar investment management styles. The Funds also have identical procedures with respect to distribution, purchase and redemption of shares, and exchange rights.

     Each Fund's investment objective is to seek primarily high current income and secondarily capital appreciation. Each Fund diversifies its investments among bonds of many different companies and industries. While each Fund invests primarily in domestic companies, each Fund may invest in securities of issuers domiciled in foreign countries. Although both Funds may invest in common stocks and emerging market debt, only High Yield Fund currently pursues a strategy of investing in common stocks and emerging market debt.

II.  PRINCIPAL RISKS

     The principal risks of investing in the Fund For Income and High Yield Fund are substantially the same. First, the value of each Fund's shares could decline as a result of a deterioration of the financial condition of an issuer of bonds owned by the Fund or as a result of a default by the issuer. This is known as credit risk. High yield bonds carry higher credit risks than investment grade bonds because the companies that issue them are not as strong financially as companies with investment grade credit ratings. High yield bonds issued by foreign companies are subject to additional risks including political instability, government regulation and differences in financial reporting standards. Second, the value of each Fund's shares could decline if the entire high yield bond market were to decline, even if none of the Fund's bond holdings were at risk of a default. The high yield market can experience sharp declines at times as the result of a deterioration in the overall economy, declines in the stock market, a change of investor tolerance for risk, or other factors. Third, high yield bonds tend to be less liquid than other bonds, which means that they are more difficult to sell. Fourth, while high yield bonds are generally less interest rate sensitive than higher quality bonds, their values generally will decline when interest rates rise. Fluctuations in the prices of high yield bonds can be substantial. Accordingly, the value of your investment in a Fund will go up and down, which means that you could lose money.

     Because the High Yield Fund pursues a strategy of investing a small percentage of its assets in common stocks and emerging market debt, its shares may be more volatile and its yield may be less than that of other high yield bond funds, such as Fund For Income, which do not invest in common stocks and emerging market debt. While Fund For Income has the ability to invest in common stocks and emerging market debt, it currently does not invest significantly in these types of securities and does not currently intend to make significant investments in such securities following the Reorganization.

III. PLAN OF REORGANIZATION

     Pursuant to the Agreement, Fund For Income will acquire the assets of High Yield Fund in exchange for shares of beneficial interest in Fund For Income and the assumption by Fund For Income of High Yield Fund's liabilities. High Yield Fund will distribute the shares of Fund For Income to its shareholders, and High Yield Fund will be liquidated. The exchange of High Yield Fund assets for Fund For Income shares will be at their respective net asset values, determined in the manner used by each Fund to value its assets and its share price. Thus, each High Yield Fund shareholder will receive PRO RATA the number of full and fractional Fund For Income shares having an aggregate value equal to the value of his or her High Yield Fund shares.

     As a condition of the Reorganization, the Funds will receive an opinion of its counsel, Kirkpatrick & Lockhart LLP, to the effect that the Reorganization will constitute a tax-free reorganization within the meaning of section 368(a)(1)(C) of the Code. This means that (1) no gain or loss will be recognized to either Fund on the transfer of High Yield Fund's assets to the Fund For Income, (2) Fund For Income's basis and holding period for those assets will be the same as High Yield Fund's basis and holding period immediately prior to the reorganization, (3) no gain or loss will be recognized to High Yield Fund shareholders on their receipt of Fund For Income shares, and (4) High Yield Fund shareholders' basis and holding periods for Fund For Income shares will be the same as the basis for their High Yield Fund shares immediately prior to the reorganization.

     Shareholders of the Funds should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion only relates to federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisers about state and local tax consequences, if any, of the Reorganization.

     The Reorganization will occur as of the close of business on March 14, 2000, or at a later date when the conditions to the closing are satisfied ("Closing Date").

     The assets of High Yield Fund to be acquired by Fund For Income include all cash, cash equivalents, securities, receivables, claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on High Yield Fund's books and all other property owned by High Yield Fund. Fund For Income will assume from High Yield Fund all liabilities, debts, obligations and duties of High Yield Fund of whatever kind or nature; provided, however, that High Yield Fund will use its best efforts to discharge all of its known debts, liabilities, obligations and duties before the Closing Date. Fund For Income will deliver its shares to High Yield Fund, which will distribute the shares to High Yield Fund's shareholders. The shares will be distributed by opening accounts on the books of Fund For Income in the names of High Yield Fund shareholders and by transferring to those accounts the shares previously credited to the account of High Yield Fund on those books. Fractional shares in Fund For Income will be rounded to the third decimal place.

     The value of High Yield Fund's net assets to be acquired by Fund For Income and the net asset value ("NAV") per share of the shares of Fund For Income to be exchanged for those assets will be determined as of the close of regular trading on the New York Stock Exchange on the Closing Date ("Valuation Time"), using the valuation procedures described in each Fund's then-current Prospectus and Statement of Additional Information. High Yield Fund's net value shall be the value of its assets to be acquired by Fund For Income, less the amount of High Yield Fund's liabilities, as of the Valuation Time.

     Each Fund offers two classes of shares, designated Class A and Class B shares. Class A shares are sold at the public offering price, which includes a front-end sales load. Class B shares are sold at NAV, without any initial sales load, but are subject to a contingent deferred sales charge ("CDSC") if they are redeemed within certain designated time periods. Each class of shares of Fund For Income is identical to the corresponding class of shares of High Yield Fund. This means that Class A shareholders of each Fund have identical rights and Class B shareholders of each Fund have identical rights. Shareholders of High Yield Fund Class A and Class B shares will receive corresponding Class A and Class B shares of Fund For Income.

     As indicated above, the investment objectives and policies of the two Funds are substantially similar. Based on its review of the investment portfolios of each Fund, the Funds' investment adviser believes that all of the assets held by High Yield Fund will be consistent with the investment policies of Fund For Income and thus can be transferred to and held by Fund For Income if the proposed Reorganization is approved. However, it is the current intention of the portfolio manager of the High Yield Fund to sell a substantial portion of the common stock and emerging market debt securities held by the High Yield Fund prior to the Reorganization. The intention of the High Yield Fund to dispose of assets prior to the Reorganization could result in selling securities at a disadvantageous time and could result in High Yield Fund's realizing losses that would not otherwise have been realized. It could also result in the recognition of gains that would not otherwise have been realized by the High Yield Fund, the net proceeds of which would be included in a distribution to High Yield Fund shareholders prior to the Reorganization.

     On or before the Closing Date, High Yield Fund will declare as a distribution substantially all of its net investment income and realized net capital gain, if any, and distribute that amount plus any previously declared but unpaid dividends, in order to continue to maintain its tax status as a regulated investment company.

     High Yield Fund and Fund For Income have each agreed to share Reorganization expenses, in proportion to the total net assets of each Fund because, in the opinion of their Board of Directors, the reasonable expectation of the cost savings and added efficiency to a unified fund will in the long term accrue as a benefit to the shareholders of both Funds. All such expenses to be assumed by the Funds are customary and appropriate to the transaction in question, and it is anticipated that these fees shall be reasonable in amount and not out of the ordinary. Such expenses include the fees and disbursements of attorneys, printing, proxy solicitation, registration fees, any state stock transfer stamps and taxes required in connection with the transfer of portfolio securities from High Yield Fund to Fund For Income, and the transfer of shares of Fund For Income to High Yield Fund, and the expenses of liquidation.

     At a meeting of the Board of the Funds held on October 21, 1999, the Board, including its directors who are not "interested persons" as that term is defined in the Investment Company Act of 1940, as amended ("1940 Act") ("Independent Directors"), considered the merits of the proposed Reorganization and voted to approve the Agreement (which is substantially summarized herein), and the distribution to High Yield Fund shareholders of this Prospectus/Proxy seeking approval of the Reorganization. (This summary of the Agreement, and any other discussion of the Agreement contained herein, is subject to the terms and conditions of the actual Agreement, attached hereto as Appendix A.) The Board, including the Independent Directors, found the proposed Reorganization to be in the best interests of each respective Fund's shareholders and determined that the combination of the assets of High Yield Fund and Fund For Income would best serve the shareholders of both Funds. The combination should result in a reduction of certain expenses, lower overall expense ratios and, thus, a reduction in the per share expenses applicable to shareholders, including those of High Yield Fund.

     The Board of Directors of High Yield Fund has scheduled a Special Meeting of its shareholders which will be held at the office of High Yield Fund, 95 Wall Street, New York, New York on February 25, 2000 at 10:00 a.m., Eastern time, or any adjournment thereof, to consider and approve or disapprove the Agreement.

     In approving the Agreement, the Board of Directors of the Funds considered, among other factors, the objectives and policies of each Fund, the assets and liabilities of each Fund, the operations of the business and management of the two Funds, the prospects of each Fund individually and combined, and the fairness to the respective shareholders of each Fund as a result of the exchange of shares being done on a net asset value basis. The Board of Directors has determined that participation in the transaction is in the best interests of the Funds and the interests of existing shareholders of the Funds will not be diluted as a result of the transaction. In connection with their approval of the proposed Reorganization, and in making the necessary determination prior to such approval, the Board of Directors of the Funds reviewed all pertinent information and discussed all relevant issues. In approving the proposed Reorganization, the Board of Directors of the Funds specifically considered the following factors:

     A.   Commonality of Investment Objectives and Policies
          -------------------------------------------------

     The Funds have identical investment objectives and substantially similar management styles. Both Funds seek high current income and secondarily capital appreciation. Both Funds seek to achieve their respective investment objectives by primarily investing in a diversified portfolio of high yield, below investment grade corporate bonds. In selecting investments, both Funds attempt to invest in bonds that have stable to improving credit quality and potential for capital appreciation because of a credit rating upgrade or an improvement in the outlook for a particular company, industry or the economy as a whole.

     B.   Greater Portfolio Diversification
          ---------------------------------

     The Reorganization should result in a combined Fund holding a slightly larger number of individual portfolio investments. This should result in somewhat greater diversification and potentially better investment performance over a broader range of market conditions.

     C.   Reduced Expense Ratio
          ---------------------

     The Reorganization should result in a lower expense ratio not only for the current shareholders of the High Yield Fund, but for all shareholders of the combined Fund, for three reasons. First, the combined Fund will have the opportunity to achieve a breakpoint in management fees which High Yield Fund and Fund For Income would not achieve as separate funds. Currently, the High Yield Fund does not have enough assets to reach its first breakpoint. Fund For Income has already achieved its first breakpoint. Assuming no significant loss of assets, the Reorganization should result in Fund For Income having assets of approximately $600 million, which will allow it to reach the second breakpoint. Second, wholly apart from the potential of achieving breakpoints, the combined Fund will have a larger asset base over which to spread other fees and expenses than the Funds standing alone. Third, the combination of the Funds will eliminate duplicative legal and auditor's fees, printing costs and certain registration fees.

     D.   Tax Considerations
          ------------------

     The consummation of the proposed Reorganization is contingent upon receipt of an opinion of counsel that no gain or loss for federal income tax purposes will be recognized as a result of the proposed transaction. In contrast, if the High Yield Fund were to liquidate and shareholders were to receive the net asset value of their shares in liquidating distributions, gain or loss would be recognized for Federal income tax purposes.

     E.   Performance
          -----------

     Fund For Income is older and has a longer track record than High Yield Fund. Moreover, Fund For Income has slightly better long-term performance than High Yield Fund.

     F.   Continuity of Sales Representative Services
          -------------------------------------------

     The Reorganization should not result in any change which would prevent existing sales representatives for High Yield Fund shareholders from continuing to service the shareholders following the Reorganization.

     G.   Shareholder Services
          --------------------

     As a member of the First Investors group of mutual funds, Fund For Income has available the same range of services currently provided to High Yield Fund shareholders. In addition, with the consolidation of the operations of the Funds, the Board of Directors anticipates that the services provided to shareholders may be done more efficiently.

     The consummation of the Reorganization is subject to a number of conditions set forth in the Agreement, some of which may be waived by either Fund. In addition, the Agreement may be amended in any mutually agreeable manner, except that no amendment may be made subsequent to the Meeting that has a material adverse effect on the interests of the shareholders of the Funds.

IV.  VOTING INFORMATION
     ------------------

     Proxy materials will be mailed to shareholders of High Yield Fund beginning on or about January14, 2000. Holders of record of shares of beneficial interest ("Shares") of High Yield Fund at the close of business on January 7, 2000 (the "Record Date") will be entitled to one vote per Share on all business of the Meeting on which they are entitled to vote and any adjournment or adjournments thereof. On the Record Date, there were outstanding and entitled to vote 36,850,831.112 Shares of High Yield Fund. This solicitation of proxies is made by the Board of High Yield Fund on behalf of the Fund.

     The holders of one-third of the High Yield Fund's Shares outstanding on the Record Date, represented in person or by proxy, must be present to form a quorum for the transaction of business at the Meeting. In the event that a quorum is present at the Meeting but sufficient votes to approve the proposed Reorganization are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournments will require the affirmative vote of a majority of those Fund Shares represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies that they are entitled to vote FOR any such proposal in favor of an adjournment and will vote those proxies required to be voted AGAINST any such proposal against such adjournment.

     Abstentions and broker non-votes will be counted as Shares present for determining whether a quorum is present, but will not be counted for or against any adjournment. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment. Broker non-votes are Shares held by a broker or nominee as to which instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power. Abstentions and broker non-votes will not be counted, however, as votes cast for purposes of determining whether sufficient votes have been received to approve the proposed Reorganization.

     All valid proxies received prior to the Meeting, or any adjournments thereof, will be voted at the Meeting. All proxies will be voted in accordance with the instructions of the shareholder. If no instruction is specified the proxies will be voted FOR the matters set forth in the accompanying Notice of Special Meeting of Shareholders and the persons named as proxies will use their best judgment in connection with the transaction of such other business as may properly come before the Meeting or any adjournments thereof. A shareholder who executes a proxy retains the right to revoke it at any time insofar as it has not been exercised. A proxy may be revoked by the subsequent execution and submission of a revised proxy, by written notice of revocation to the secretary of the Fund, or by voting in person at the Meeting.

     As of December 27, 1999, The Bank of New York, 48 Wall Street, New York, NY 10286, Custodian of First Investors Periodic Payment Plans for Investment In First Investors High Yield Fund, Inc., owned of record 7.8% of the outstanding Class A shares of HIGH YIELD FUND for beneficial owners of such Plans. The Bank of New York would have owned of record 2.40% of the combined Fund, if the Funds had been combined on that date.

     The directors and officers of High Yield Fund and Fund For Income, respectively, as a group, own less than 1% of either Class A or Class B shares of either Fund.

VOTE REQUIRED

     All shares of all classes shall vote together as a single class. The favorable vote of the holders of a majority of the Shares of the High Yield Fund present at the Meeting in person or by proxy is required to approve the proposed Reorganization.

RECOMMENDATION OF THE DIRECTORS

     The Board of Directors have concluded that the proposed Reorganization may benefit the Funds and their shareholders. Thus, the Directors recommend voting FOR the proposed Reorganization.

OTHER MATTERS

     The Board is not aware of any matters to be presented for action at the Meeting other than those set forth in this Prospectus/Proxy. If any other business should come before the Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their best judgment.

METHOD AND EXPENSE OF SOLICITATION

     The cost of preparing, assembling and mailing the proxy materials will be borne by the Funds in proportion to the total net assets of each Fund determined as of the Closing Date. In addition to the solicitation of proxies by the use of the mails, the High Yield Fund may, if necessary to obtain the requisite representation of shareholders, solicit proxies by telephone, telegraph and personal interview by employees of First Investors Corporation and any of its affiliates, or through securities dealers. While there is no current intent to do so, the Directors have authorized the officers of the High Yield Fund to retain the services of a proxy soliciting firm if the officers determine that it is appropriate to do so. The cost of soliciting proxies, including reimbursement to dealers and others who forward proxy material to their clients, will be borne by the Funds in proportion to the total net assets of each Fund.

V.   INFORMATION ABOUT THE FUNDS
     ---------------------------

                              OVERVIEW OF THE FUNDS

   WHAT ARE THE INVESTMENT OBJECTIVES, PRIMARY INVESTMENT STRATEGIES AND RISKS
                            OF THE FUND FOR INCOME?

     The Fund For Income primarily seeks high current income and secondarily seeks capital appreciation.

     The Fund For Income primarily invests in a diversified portfolio of high-yield, below-investment grade corporate bonds (commonly known as "junk bonds"). These bonds provide a higher level of income than investment grade bonds because they have a higher risk of default. The Fund seeks to reduce the risk of a default by selecting bonds through careful credit research and analysis. The Fund seeks to reduce the impact of a default by diversifying its investments among bonds of many different companies and industries. While the Fund invests primarily in domestic companies, it also can invest in securities of issuers domiciled in foreign countries. These securities will generally be dollar-denominated and traded in the U.S. The Fund seeks to achieve capital appreciation by investing in high yield bonds with stable to improving credit conditions.

     There are four primary risks of investing in the Fund For Income. First, the value of the Fund's shares could decline as a result of a deterioration of the financial condition of an issuer of bonds owned by the Fund or as a result of a default by the issuer. This is known as credit risk. High yield bonds carry higher credit risks than investment grade bonds because the companies that issue them are not as strong financially as companies with investment grade credit ratings. High yield bonds issued by foreign companies are subject to additional risks including political instability, government regulation and differences in financial reporting standards. Second, the value of the Fund's shares could decline if the entire high yield bond market were to decline, even if none of the Fund's bond holdings were at risk of a default. The high yield market can experience sharp declines at times as the result of a deterioration in the overall economy, declines in the stock market, a change of investor tolerance for risk, or other factors. Third, high yield bonds tend to be less liquid than other bonds, which means that they are more difficult to sell. Fourth, while high yield bonds are generally less interest rate sensitive than higher quality bonds, their values generally will decline when interest rates rise. Fluctuations in the prices of high yield bonds can be substantial. Accordingly, the value of your investment in the Fund will go up and down, which means that you could lose money.

      AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER
                               GOVERNMENT AGENCY.

   WHAT ARE THE INVESTMENT OBJECTIVES, PRIMARY INVESTMENT STRATEGIES AND RISKS
                            OF THE HIGH YIELD FUND?

     The High Yield Fund has the same investment objectives, primary investment strategies, and primary risks as the Fund For Income with the following exception. The High Yield Fund currently invests a relatively small part of its assets in emerging market debt securities and common stocks. While the Fund For Income has the ability to invest in such securities, it does not currently do so, and does not currently intend to do so in the future, to any material degree. As a result, the High Yield Fund's shares may be slightly more volatile and its yield slightly lower than those of the Fund For Income. Thus, except as to its strategy of investing in emerging market debt and common stocks, the objectives, strategies and risks of the High Yield Fund are the same as summarized above for the Fund For Income.

                          HOW HAVE THE FUNDS PERFORMED?

FUND FOR INCOME

     The bar chart and table below show you how the Fund For Income's performance has varied from year to year and in comparison with a broad-based index. This information gives you some indication of the risks of investing in the Fund.

     The Fund For Income has two classes of shares, Class A shares and Class B shares. The bar chart shows changes in the performance of the Fund's Class A shares for each of the last ten calendar years. The performance of Class B shares differs from the performance of Class A shares shown in the bar chart only to the extent that it does not have the same expenses. The bar chart does not reflect sales charges that you may pay upon purchase or redemption of Fund shares. If they were included, the returns would be less than those shown.

[OBJECT  OMITTED]


     During the periods shown, the highest quarterly return was 14.74% (for the quarter ended March 31, 1991) and the lowest quarterly return was -8.75% (for the quarter ended September 30, 1990). THE FUND'S PAST PERFORMANCE DOES NOT NECESSARILY INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE.


     The following table shows how the average annual total returns for Class A shares and Class B shares compare to those of the Credit Suisse First Boston High Yield Index ("High Yield Index") as of December 31, 1999. This table assumes that the maximum sales charge or CDSC was paid. The High Yield Index is designed to measure the performance of the high yield bond market. The High Yield Index does not take into account fees and expenses that an investor would incur in holding the securities in the Index. If it did so, the returns would be lower than those shown.

                                                                 Inception
                                                                 Class B Shares
                      1 Year*      5 Years*       10 Years*      (1/12/95)
                      -------      --------       ---------      ---------
Class A Shares        -3.16%       8.69%          9.52%          N/A
Class B Shares        -1.54%       N/A            N/A            9.03%
High Yield Index       2.26%       8.86%          10.95%         8.86%**
*The annual returns are based upon calendar years.
**The average annual total return shown is for the period 1/1/95 to 12/31/99.

HIGH YIELD FUND

     The bar chart and table below show you how the High Yield Fund's performance has varied from year to year and in comparison with a broad-based index. This information gives you some indication of the risks of investing in the Fund.

     The High Yield Fund has two classes of shares, Class A shares and Class B shares. The bar chart shows changes in the performance of the Fund's Class A shares for each of the last ten calendar years. The performance of Class B shares differs from the performance of Class A shares shown in the bar chart only to the extent that it does not have the same expenses. The bar chart does not reflect sales charges that you may pay upon purchase or redemption of Fund shares. If they were included, the returns would be less than those shown.


[OBJECT  OMITTED]



     During the periods shown, the highest quarterly return was 11.65% (for the quarter ended March 31, 1991) and the lowest quarterly return was -8.30% (for the quarter ended September 30, 1990). THE FUND'S PAST PERFORMANCE DOES NOT NECESSARILY INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE.

     The following table shows how the average annual total returns for Class A shares and Class B shares compare to those of the High Yield Index as of December 31, 1999. This table assumes that the maximum sales charge or CDSC was paid. The High Yield Index is designed to measure the performance of the high yield bond market. The High Yield Index does not take into account fees and expenses that an investor would incur in holding the securities in the Index. If it did so, the returns would be lower than those shown.

                                                                  Inception
                                                                  Class B Shares
                              1 Year*   5 Years*     10 Years*    (1/12/95)
                              -------   --------     ---------    ---------
Class A Shares                -4.01%    9.10%        9.26%        N/A
Class B Shares                -2.22%    N/A          N/A          8.53%
High Yield Index               2.26%    8.86%        10.95%       8.86%**
*The annual returns are based upon calendar years.
**The average annual total return shown is for the period 1/1/95 to 12/31/99.

          WHAT ARE THE FEES, EXPENSES AND CAPITALIZATION OF THE FUNDS?

     The following table describes the fees and expenses that you may pay if you buy and hold shares of the Funds. The shareholder fees are the same for the Fund For Income, High Yield and the surviving fund after the Reorganization ("Combined Fund"). THERE WILL BE NO SHAREHOLDER FEES CHARGED IN CONNECTION WITH THE REORGANIZATION.

                                                       Class A        Class B
                                                       Shares         Shares
                                                       ------         ------
SHAREHOLDER FEES
(fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases
    (as a percentage of offering price)..............   6.25%          None
Maximum deferred sales charge (load)
    (as a percentage of the lower of purchase
    price or redemption price).......................   None*          4%**

*A contingent deferred sales charge of 1.00% will be assessed on certain redemptions of Class A shares that are purchased without a sales charge.
**4% in the first year; declining to 0% after the sixth year. Class B shares convert to Class A shares after 8 years. The holding period for Class B shareholders of High Yield Fund will be tacked on following the Reorganization for purposes of measuring the 8 year conversion period of Class B shares to Class A shares of the Combined Fund.

     The following table shows the current fees and expenses a shareholder may pay with respect to Fund For Income and High Yield Fund, and PRO FORMA fees and expenses for the Fund For Income after giving effect to the Reorganization.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)



                                        DISTRIBUTION                   TOTAL
                                        AND SERVICE                 ANNUAL FUND     FEE           NET
                           MANAGEMENT     (12B-1)        OTHER       OPERATING    WAIVER (1),  EXPENSES
                            FEES (1)      FEES (2)     EXPENSES(3)  EXPENSES(3)     (3)       (1), (3)
                            --------      --------     -----------  ------------  ----------- ---------

FUND FOR INCOME
     Class A Shares           0.74%         0.30%         0.25%          1.29%       0.00%       1.29%
     Class B Shares           0.74%         1.00%         0.25%          1.99%       0.00%       1.99%

HIGH YIELD FUND
     Class A Shares           1.00%         0.30%         0.32%          1.62%       0.25%       1.37%
     Class B Shares           1.00%         1.00%         0.32%          2.32%       0.25%       2.07%

FUND FOR INCOME
PRO FORMA
     Class A Shares           0.73%         0.30%         0.26%          1.29%       0.00%       1.29%
     Class B Shares           0.73%         1.00%         0.26%          1.99%       0.00%       1.99%


(1) For the fiscal year ended September 30, 1999, the Adviser waived Management Fees in excess of 0.75% for the High Yield Fund. The Adviser has contractually agreed with the High Yield Fund to waive Management Fees in excess of 0.75% for the fiscal year ending September 30, 2000.

(2) Because each Fund pays Rule 12b-1 fees, long-term shareholders could pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

(3) Each Fund has an expense offset arrangement that may reduce the Fund's custodian fee based on the amount of cash maintained by the Fund with its custodian. Any such fee reductions are not reflected under Total Annual Fund Operating Expenses or Net Expenses.

EXAMPLE

     This example is intended to help you to compare the costs of investing in High Yield Fund with the cost of investing in Fund For Income and the cost of investing in the Combined Fund assuming the Reorganization has been completed. The example assumes that (1) you invest $10,000 in the specified Fund for the time periods indicated; (2) your investment has a 5% return each year; and (3) the Fund's operating expenses remain the same, except for year one which is net of any fees waived and/or expenses assumed. Although your actual costs may be higher or lower, under these assumptions your costs would be:


                                 ONE YEAR     THREE YEARS   FIVE YEARS      TEN YEARS
If you redeem your shares:

FUND FOR INCOME
     Class A shares                $748         $1,008        $1,288         $2,084
     Class B shares                $602           $924        $1,273         $2,136*

HIGH YIELD FUND
     Class A shares                $756         $1,081        $1,429         $2,407
     Class B shares                $610         $1,001        $1,418         $2,461*

FUND FOR INCOME PRO FORMA
     Class A shares                $748         $1,008        $1,288         $2,084
     Class B shares                $602           $924        $1,273         $2,136*

If you do not redeem your shares:

FUND FOR INCOME
     Class A shares                 $748        $1,008        $1,288         $2,084
     Class B shares                 $202          $624        $1,073         $2,136*

HIGH YIELD FUND
     Class A shares                 $756        $1,081        $1,429         $2,407
     Class B shares                 $210          $701        $1,218         $2,461*

FUND FOR INCOME PRO FORMA
     Class A shares                 $748        $1,008        $1,288         $2,084
     Class B shares                 $202          $624        $1,073         $2,136*


*Assumes conversion to Class A shares eight years after purchase.

CAPITALIZATION

     The following table shows the capitalization of each Fund as of December 27, 1999, and on a pro forma combined basis (unaudited) as of December 27, 1999, giving effect to the Reorganization:


                                   CLASS A      CLASS A      FUND FOR     CLASS B      CLASS B     FUND FOR
                                  FUND FOR    HIGH YIELD      INCOME     FUND FOR    HIGH YIELD     INCOME
                                   INCOME        FUND      (PRO FORMA)    INCOME        FUND      (PRO FORMA)
                                   ------        ----      -----------    ------        ----      -----------

Net Assets...................   $388,252,696  $172,037,736  $560,290,432  $14,754,325  $8,369,661  $23,123,986
Net Asset Value Per Share....       $3.93         $4.88        $3.93         $3.92        $4.87       $3.92
Shares Outstanding............    98,725,095    35,233,884   142,470,939    3,765,777   1,717,929    5,901,983

                               THE FUNDS IN DETAIL

   WHAT ARE THE FUNDS' OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, AND RISKS?

OBJECTIVES: Each Fund primarily seeks high current income and secondarily seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES: Each Fund primarily invests in a diversified portfolio of high-yield, below-investment grade corporate bonds commonly known as "junk bonds" (those rated below Baa by Moody's Investors Service, Inc. or below BBB by Standard & Poor's Ratings Group). High yield bonds generally provide higher income than investment grade bonds to compensate investors for their higher risk of default (i.e., failure to make required interest or principal payments). High-yield bond issuers include small or relatively new companies lacking the history or capital to merit investment grade status, former Blue Chip companies downgraded because of financial problems, companies using debt rather than equity to fund capital investment or spending programs, companies electing to borrow heavily to finance or avoid a takeover or buyout, and firms with heavy debt loads. Each Fund's portfolio may include zero coupon bonds and pay in kind bonds. While each Fund invests primarily in domestic companies, each Fund also invests in securities of issuers domiciled in foreign countries. These securities will generally be dollar-denominated and traded in the U.S. Each Fund seeks to reduce the risk of a default by selecting bonds through careful credit research and analysis. Each Fund seeks to reduce the impact of a potential default by diversifying its investments among bonds of many different companies and industries. Each Fund attempts to invest in bonds that have stable to improving credit quality and potential for capital appreciation because of a credit rating upgrade or an improvement in the outlook for a particular company, industry or the economy as a whole.

        High Yield Fund will also invest, opportunistically, in common stocks of domestic and foreign companies that are deemed to offer attractive potential for appreciation as well as bonds of issuers in emerging or developing countries. High Yield Fund's investments in common stocks will not exceed 10% of its total assets. (Income-producing preferred stocks, convertible securities, or equity securities that are acquired as part of a unit with a fixed-income security are not considered common stocks for purposes of this limitation.)

     Although each Fund will consider ratings assigned by ratings agencies in selecting high yield bonds, they rely principally on their own research and investment analysis. Each Fund considers a variety of factors, including the issuer's managerial strength, anticipated cash flow, debt maturity schedules, borrowing requirements, interest or dividend coverage, asset coverage and earnings prospects. The Funds will usually sell a bond when it shows
deteriorating   fundamentals   or  falls  short  of  the   portfolio   manager's
expectations.

PRINCIPAL RISKS: Any investment carries with it some level of risk. An investment offering greater potential rewards generally carries greater risks. Here are the principal risks of owning the Funds:

CREDIT RISK: This is the risk that an issuer of bonds will be unable to pay interest or principal when due. The prices of bonds are affected by the credit quality of the issuer. High yield bonds are subject to greater credit risk than higher quality bonds because the companies that issue them are not as financially strong as companies with investment grade ratings. Changes in the financial condition of an issuer, changes in general economic conditions, and changes in specific economic conditions that affect a particular type of issuer can impact the credit quality of an issuer. Such changes may weaken an issuer's ability to make payments of principal or interest, or cause an issuer of bonds to fail to make timely payments of interest or principal. Lower quality bonds generally tend to be more sensitive to these changes than higher quality bonds. While credit ratings may be available to assist in evaluating an issuer's credit quality, they may not accurately predict an issuer's ability to make timely payments of principal and interest.

MARKET RISK: The entire junk bond market can experience sharp price swings due to a variety of factors, including changes in economic forecasts, stock market volatility, large sustained sales of junk bonds by major investors, high-profile defaults, or changes in the market's psychology. This degree of volatility in the high yield market is usually associated more with stocks than bonds. The prices of high yield bonds held by the Fund could therefore decline, regardless of the financial condition of the issuers of such bonds. Markets tend to run in cycles with periods when prices generally go up, known as "bull" markets, and periods when prices generally go down, referred to as "bear" markets. Because High Yield Fund may decide to invest a portion of its assets in common stocks, its shares may be more volatile than those of other high yield bond funds which do not invest in common stocks and its yield may be less than other high yield funds.

LIQUIDITY RISK: High yield bonds tend to be less liquid than higher quality bonds, meaning that it may be difficult to sell high yield bonds at a reasonable price, particularly if there is a deterioration in the economy or in the financial prospects of their issuers. As a result, the prices of high yield bonds may be subject to wide price fluctuations due to liquidity concerns.

INTEREST RATE RISK: The market value of a bond is affected by changes in interest rates. When interest rates rise, the market value of a bond declines, and when interest rates decline, the market value of a bond increases. The price volatility of a bond also depends on its maturity and duration. Generally, the longer the maturity and duration of a bond, the greater its sensitivity to interest rates. To compensate investors for this higher risk, bonds with longer maturities and durations generally offer higher yields than bonds with shorter maturities and durations.

FOREIGN ISSUERS RISK: Foreign investments involve additional risks, including currency fluctuations, political instability, government regulation, unfavorable political or legal developments and differences in financial reporting standards and less stringent regulations of foreign securities markets.

                                 FUND MANAGEMENT

     First Investors Management Company, Inc. ("FIMCO") is the investment adviser to the Funds. Its address is 95 Wall Street, New York, NY 10005. It currently serves as investment adviser to 52 mutual funds or series of funds with total net assets of over $5 billion. FIMCO supervises all aspects of the Fund's operations and determines the Fund's portfolio transactions. For the fiscal year ended September 30, 1999, FIMCO received advisory fees of 0.74% of the Fund For Income's average daily net assets and 0.75% of the High Yield Fund's daily net assets, net of waiver. Following the Reorganization, the management fee for the Combined Fund is expected to be 0.73% of the Fund's average daily net assets. FIMCO will maintain the responsibility of managing the Fund's combined assets following the Reorganization. In addition, the directors and officers of Fund For Income, its distributor, administrator and other service providers will continue to serve the Fund in their current capacities.

     Nancy Jones serves as Portfolio Manager of the Fund For Income and since January 1, 2000 has served as Portfolio Manager of the High Yield Fund. Ms. Jones also serves as Portfolio Manager of certain other First Investors Funds. Ms. Jones joined FIMCO in 1983 as a Director of Research in the High Yield Department. Prior to January 1, 2000, George V. Ganter served as Portfolio Manager of the High Yield Fund. Mr. Ganter also serves as Portfolio Manager of another First Investors Fund. Mr. Ganter joined FIMCO in 1985 as a Senior Investment Analyst. It is anticipated that Ms. Jones will serve as Portfolio Manager of the Combined Fund following the Reorganization.

                            BUYING AND SELLING SHARES

                  HOW AND WHEN DO THE FUNDS PRICE THEIR SHARES?

     The share price (which is called "net asset value" or "NAV" per share) for the Funds is calculated once each day as of 4:00 p.m., Eastern time, on each day the New York Stock Exchange ("NYSE") is open for regular trading. The NYSE is closed on most national holidays and Good Friday. In the event that the NYSE closes early, the share price will be determined as of the time of the closing.

     To calculate the NAV, each Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The prices or NAVs of Class A shares and Class B shares will generally differ because they have different expenses.

     In valuing its assets, the Funds use the market value of securities for which market quotations or last sale prices are readily available. If there are no readily available quotations or last sale prices for an investment or the available quotations are considered to be unreliable, the securities will be valued at their fair value as determined in good faith pursuant to procedures adopted by the Board of Directors of the Funds.

                              HOW DO I BUY SHARES?

     In connection with the Reorganization, High Yield Fund shareholders will receive corresponding shares of the Fund For Income. With respect to purchases of Fund shares separate and apart from the Reorganization, you may buy shares of the Fund For Income and High Yield Fund through a First Investors registered representative or through a registered representative of an authorized broker-dealer ("Representative"). Investments in the Funds may be made in any amount.

     If we receive your order in our Woodbridge, N.J. offices prior to the close of regular trading on the NYSE, your transaction will be priced at that day's NAV. If you place your order with your Representative prior to the close of regular trading on the NYSE, your transaction will also be priced at that day's NAV provided that your Representative transmits the order to our Woodbridge, N.J. offices by 5:00 p.m., Eastern time. Orders placed after the close of regular trading on the NYSE will be priced at the next business day's NAV. The procedures for processing transactions are explained in more detail in our Shareholder Manual which is available upon request.

     You can arrange to make systematic investments electronically from your bank account or through payroll deduction. All the various ways you can buy shares are explained in the Shareholder Manual. For further information on the procedures for buying shares, please contact your Representative or call Shareholder Services at 1-800-423-4026.

     The Funds reserve the right to refuse any order to buy shares if a Fund determines that doing so would be in the best interests of the Fund and its shareholders.

               WHAT ARE THE SALES CHARGES AND EXPENSES FOR SHARES?

     Each Fund has two classes of shares, Class A and Class B. While each class invests in the same portfolio of securities, the classes have separate sales charge and expense structures. Because of the different expense structures, each class of shares generally will have different NAVs and dividends.

     The principal advantages of Class A shares are the lower overall expenses, the availability of quantity discounts on volume purchases and certain account privileges that are available only on Class A shares. The principal advantage of Class B shares is that all of your money is put to work from the outset.

     Class A shares of each Fund are sold at the public offering price which includes a front-end sales load. The sales charge declines with the size of your purchase, as illustrated below. There will be no shareholder fees charged in connection with the Reorganization.

                               Class A Shares

Your investment                Sales Charge as a percentage of
                          offering price            net amount invested

Less than $25,000             6.25%                     6.67%
$25,000-$49,999               5.75                      6.10
$50,000-$99,999               5.50                      5.82
$100,000-$249,999             4.50                      4.71
$250,000-$499,999             3.50                      3.63
$500,000-$999,999             2.50                      2.56
$1,000,000 or more            0*                        0*

*If you invest $1,000,000 or more in Class A shares, you will not pay a front-end sales charge. However, if you make such an investment and then sell your shares within 24 months of purchase, you will pay a CDSC of 1.00%.

     Class B shares are sold at net asset value, without any initial sales charge. However, you may pay a CDSC when you sell your shares. The CDSC declines the longer you hold your shares, as illustrated below. Class B shares convert to Class A shares after eight years.

                                        Class B Shares

               Year of Redemption                           CDSC as a Percentage
                                                            of Purchase Price or
                                                            NAV at Redemption

               Within the 1st or 2nd year............                   4%
               Within the 3rd or 4th year............                   3
               In the 5th year.......................                   2
               In the 6th year.......................                   1
               Within the 7th year and 8th year......                   0

     There is no CDSC on Class B shares which are acquired through reinvestment of dividends or distributions. The CDSC is imposed on the lower of the original purchase price or the net asset value of the shares being sold. For purposes of determining the CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month at the average cost of all purchases made during that month.

     To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that carry no CDSC. If there is an insufficient number of these shares to meet your request in full, we will then sell those shares that have the lowest CDSC.

     Sales   charges  and  CDSCs  may  be  reduced  or  waived   under   certain
circumstances and for certain groups. Consult your Representative or call us directly at 1-800-423-4026 for details.

     Each Fund has adopted a plan pursuant to Rule 12b-1 that allows the Fund to pay distribution fees for the sale and distribution of its shares. Each class of shares pays Rule 12b-1 fees for the marketing of fund shares and for services provided to shareholders. The plans provide for payments at annual rates (based on average daily net assets) of up to 0.30% on Class A shares and 1.00% on Class B shares. No more than 0.25% of these payments may be for service fees. These fees are paid monthly in arrears. Because these fees are paid out of each Fund's assets on an on-going basis, the higher fees for Class B shares will increase the cost of your investment and over time may cost you more than paying the initial sales charge for Class A shares.

FOR ACTUAL PAST EXPENSES OF CLASS A AND CLASS B SHARES, SEE THE SECTION ENTITLED "WHAT ARE THE FEES, EXPENSES AND CAPITALIZATION OF THE FUNDS?" IN THIS PROSPECTUS/PROXY.

     Because of the lower overall expenses on Class A shares, we recommend Class A shares for purchases in excess of $250,000. If you are investing in excess of $1,000,000, we will only sell Class A shares to you. For purchases below $250,000, the class that is best for you generally depends upon the amount you invest, your time horizon, and your preference for paying the sales charge initially or later. If you fail to tell us what Class of shares you want, we will purchase Class A shares for you.

                              HOW DO I SELL SHARES?

     You may redeem your Fund shares on any day a Fund is open for business by:

     o Contacting your Representative who will place a redemption order for you;

     o Sending a written redemption request to Administrative Data Management Corp., ("ADM") at 581 Main Street, Woodbridge, N.J. 07095-1198;

     o Telephoning the Special Services Department of ADM at 1-800-342-6221 (if you have elected to have telephone privileges); or

     o Instructing us to make an electronic transfer to a predesignated bank (if you have completed an application authorizing such transfers).

         Your redemption request will be processed at the price next computed after we receive the request. For all requests, have your account number available.

     Payment of redemption proceeds generally will be made within 7 days. If you are redeeming shares which you recently purchased by check, payment may be delayed to verify that your check has cleared. This may take up to 15 days from the date of your purchase. You may not redeem shares by telephone or Electronic Fund Transfer unless you have owned the shares for at least 15 days.

     If your account falls below the minimum account balance for any reason other than market fluctuation, each Fund reserves the right to redeem your account without your consent or to impose a low balance account fee of $15 annually on 60 days prior notice. Each Fund may also redeem your account or impose a low balance account fee if you have established your account under a systematic investment program and discontinue the program before you meet the minimum account balance. You may avoid redemption or imposition of a fee by purchasing additional Fund shares during this 60-day period to bring your account balance to the required minimum. If you own Class B shares, you will not be charged a CDSC on a low balance redemption.

     Each Fund reserves the right to make in-kind redemptions. This means that it could respond to a redemption request by distributing shares of the Fund's underlying investments rather than distributing cash.

     CAN I EXCHANGE MY SHARES FOR THE SHARES OF OTHER FIRST INVESTORS FUNDS?

     You may exchange shares of the Funds for shares of other First Investors Funds without paying any additional sales charge. You can only exchange within the same class of shares (i.e., Class A to Class A). Consult your Representative or call ADM at 1-800-423-4026 for details.

     Each Fund reserves the right to reject any exchange request that appears to be part of a market timing strategy based upon the holding period of the initial investment, the amount of the investment being exchanged, the funds involved, and the background of the shareholder or dealer involved. Each Fund is designed for long-term investment purposes. It is not intended to provide a vehicle for short-term market timing.

                                ACCOUNT POLICIES

              WHAT ABOUT DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS?

     Each Fund will declare daily and pay on a monthly basis dividends from net investment income. Any net realized capital gains will be declared and distributed on an annual basis, usually after the end of each Fund's fiscal year. Each Fund may make an additional distribution in any year if necessary to avoid a federal excise tax on certain undistributed income and capital gain.

     Dividends and other distributions paid on both classes of a Fund's shares are calculated at the same time and in the same manner. Dividends on Class B shares of each Fund are expected to be lower than those for its Class A shares because of the higher distribution fees borne by the Class B shares. Dividends on each class also might be affected differently by the allocation of other class-specific expenses. To be eligible to receive a dividend or other distribution, you must own Fund shares as of the close of business on the record date of the distribution.

     You may choose to reinvest all dividends and other distributions at NAV in additional shares of the same class of a Fund or certain other First Investors Funds, or receive all dividends and other distributions in cash. If you do not select an option when you open your account, all dividends and other distributions will be reinvested in additional shares of that Fund. If you do not cash a distribution check and do not notify ADM to issue a new check within 12 months, the distribution may be reinvested in that Fund. If any correspondence sent by a Fund is returned as "undeliverable," dividends and other distributions automatically will be reinvested in that Fund. No interest will be paid to you while a distribution remains uninvested.

     A dividend or other distribution paid on a class of shares will only be paid in additional shares of the distributing class if the total amount of the distribution is under $5 or the Fund has received notice of your death (until written alternate payment instructions and other necessary documents are provided by your legal representative).

                                WHAT ABOUT TAXES?

     Any dividends or capital gain distributions paid by a Fund are taxable to you unless you hold your shares in an individual retirement account, 403(b) account, 401(k) account, or other tax-deferred account. Dividends (including distributions of net short-term capital gains) are taxable to you as ordinary income. Capital gain distributions (essentially, distributions of net long-term capital gains) by a Fund are taxed to you as long-term capital gains, regardless of how long you owned your Fund shares. You are taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Fund shares. Your sale or exchange of Fund shares will be considered a taxable event for you. Depending on the purchase price and the sales price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

 HOW DO I OBTAIN A COMPLETE EXPLANATION OF ALL ACCOUNT PRIVILEGES AND POLICIES?

     Each Fund offers a full range of special privileges, including special investment programs for group retirement plans, systematic investment programs, automatic payroll investment programs, telephone privileges, check writing privileges, and expedited redemptions by wire order or Automated Clearing House transfer. The full range of privileges, and related policies, are described in a special Shareholder Manual, which you may obtain on request. For more information on the full range of services available, please contact us directly at 1-800-423-4026.

VI.  OTHER INFORMATION
     -----------------

     Each Fund is subject to the information requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, and in accordance with those requirements, files reports and other information with the SEC. These reports, proxy material and other information can be inspected and copied at the Public Reference Room maintained by the SEC at 450 Fifth Street, N.W.,
Washington, D.C. 20549, and the Northeast Regional Office of the SEC, Seven World Trade Center, Suite 1300, New York, New York 10048. Copies of such materials can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

     A narrative review of the Fund For Income's performance, as well as a graphical and tabular summary of performance, for the period ended September 30, 1999 are attached hereto as Appendix B. Similar information for the High Yield Fund for the period ended September 30, 1999 is incorporated by reference from the Fund's Annual Report to shareholders, electronically filed with the SEC on December 6, 1999, and is available upon request from the Funds without charge.

VII. FINANCIAL HIGHLIGHTS
     --------------------

     The financial highlights table is intended to help you understand the Funds' financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Tait, Weller & Baker, whose report, along with the Funds' financial statements, are included in the SAI, which is available upon request.

                                       FUND FOR INCOME
                      ------------------------------------------------------------------------
                                                  PER SHARE DATA
                      ------------------------------------------------------------------------


                                INCOME FROM INVESTMENT OPERATIONS   LESS DISTRIBUTIONS FROM


                                              NET
                       NET                 REALIZED
                      ASSET      NET          AND           TOTAL        NET
                      VALUE     INVEST-    UNREALIZED       FROM       INVEST-     NET     TOTAL
                    BEGINNING    MENT      GAIN (LOSS)   INVESTMENT     MENT    REALIZED  DISTRI-
                    OF PERIOD   INCOME   ON INVESTMENTS  OPERATIONS    INCOME     GAINS   BUTIONS
--------------------------------------------------------------------------------------------------

CLASS A
1994(d)              $4.17       $.37        $(.35)        $.02        $.38      $--      $.38
1995(d)               3.81        .38          .30          .68         .36       --       .36
1996(d)               4.13        .39          .14          .53         .37       --       .37
1997(d)               4.29        .38          .14          .52         .38       --       .38
1998(a)               4.43        .29         (.26)         .03         .29       --       .29
1999(e)               4.17        .40         (.27)         .13         .38       --       .38


CLASS B
1995(b)              $3.81       $.31         $.33         $.64        $.32      $--      $.32
1996(d)               4.13        .38          .12          .50         .35       --       .35
1997(d)               4.28        .34          .15          .49         .35       --       .35
1998(a)               4.42        .26         (.26)          --         .26       --       .26
1999(e)               4.16        .37         (.27)         .10         .36       --       .36

*      Calculated without sales charges
+      Annualized
++     Net of expenses waived or assumed
(a)    For the period January 1, 1998 to September 30, 1998
(b)    For the period  January  12,  1995 (date  class B shares  first  offered) to December 31, 1995
(d)    For the calendar year ended December 31
(e)    For the fiscal year ended September 30


--------------------------------------------------------------------------------
                           RATIOS / SUPPLEMENTAL DATA
--------------------------------------------------------------------------------


                                                         RATIO TO AVERAGE NET
                                    RATIO TO AVERAGE    ASSETS BEFORE EXPENSES
                                      NET ASSETS ++       WAIVED OR ASSUMED
                                    ----------------    ----------------------

                                                NET                 NET
NET ASSET                                     INVEST-              INVEST-
  VALUE     TOTAL     NET ASSETS               MENT                 MENT       PORTFOLIO
 END OF    RETURN*   END OF PERIOD   EXPENSES INCOME    EXPENSES   INCOME    TURNOVER RATE
 PERIOD      (%)     (IN MILLIONS)     (%)     (%)         (%)      (%)           (%)
--------------------------------------------------------------------------------------------

$3.81       .58          $401         1.22      9.34     N/A        N/A         39
 4.13     18.54           425         1.18      9.53     N/A        N/A         33
 4.29     13.40           432         1.16      9.27     N/A        N/A         30
 4.43     12.62           439         1.15      8.63     N/A        N/A         45
 4.17       .49           410         1.27+     8.68+    N/A        N/A         28
 3.92      3.13           389         1.29      9.71     N/A        N/A         28

$4.13     17.46          $  2         1.92+     8.78+    N/A        N/A         33
 4.28     12.51             3         1.86      8.57     N/A        N/A         30
 4.42     11.95             6         1.85      7.93     N/A        N/A         45
 4.16      (.06)            9         1.97+     7.98+    N/A        N/A         28
 3.90      2.29            14         1.99      9.01     N/A        N/A         28

                                                     HIGH YIELD FUND

        ---------------------------------------------------------------------------------------------------------------
                                                  PER SHARE DATA
        ---------------------------------------------------------------------------------------------------------------


                                        INCOME FROM INVESTMENT OPERATIONS       LESS DISTRIBUTIONS FROM
                                        ---------------------------------       -----------------------


                              NET ASSET        NET        NET REALIZED                    NET
                                VALUE        INVEST-      AND UNREALIZED   TOTAL FROM   INVEST-     NET       TOTAL
                              BEGINNING        MENT        GAIN (LOSS)     INVESTMENT     MENT    REALIZED   DISTRI-
                              OF PERIOD      INCOME       INVESTMENTS      OPERATIONS   INCOME     GAINS     BUTIONS
-----------------------------------------------------------------------------------------------------------------------


CLASS A
-------
1994(d).....................    $5.30        $.48           $(.46)         $ .02          $.48      $  --      $.48
1995(d).....................     4.84         .47             .39            .86           .48         --       .48
1996(d).....................     5.22         .47             .20            .67           .49         --       .49
1997(d).....................     5.40         .46             .15            .61           .48         --       .48
1998(a).....................     5.53         .35            (.34)           .01           .34         --       .34
1999(e).....................     5.20         .48            (.34)           .14           .46         --       .46

CLASS B
-------
1995(b).....................    $4.84        $.42           $ .40          $ .82          $.43      $  --      $.43
1996(d).....................     5.23         .44             .18            .62           .45         --       .45
1997(d).....................     5.40         .43             .14            .57           .44         --       .44
1998(a).....................     5.53         .32            (.34)          (.02)          .32         --       .32
1999(e).....................     5.19         .44            (.34)           .10           .42         --       .42

*      Calculated without sales charges
+      Annualized
++     Net of expenses waived or assumed
(a)    For the period January 1, 1998 to September 30, 1998
(b)    For the period  January  12,  1995 (date  class B shares  first  offered) to December 31, 1995
(d)    For the calendar year ended December 31
(e)    For the fiscal year ended September 30


--------------------------------------------------------------------------------------------------
                           RATIOS / SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------
                                                           RATIO TO AVERAGE NET
                                    RATIO TO AVERAGE      ASSETS BEFORE EXPENSES
                                      NET ASSETS ++          WAIVED OR ASSUMED
                                  ----------------------------------------------------------------

NET ASSET                                             NET                    NET
 VALUE       TOTAL      NET ASSETS                INVESTMENT             INVESTMENT      PORTFOLIO
 END OF     RETURN*   END OF PERIOD    EXPENSES     INCOME    EXPENSES     INCOME         TURNOVER
 PERIOD       (%)     (IN MILLIONS)      (%)          (%)         (%)        (%)          RATE (%)
--------------------------------------------------------------------------------------------------
$4.84          .39        $170          1.56        9.48       1.59        9.44              32
 5.22        18.43         187          1.45        9.22       1.55        9.12              42
 5.40        13.35         202          1.37        8.99       1.52        8.84              29
 5.53        11.84         209          1.29        8.17       1.48        7.98              46
 5.20          .08         194          1.36+       8.36+      1.59+       8.13+             20
 4.88         2.54         176          1.37        9.31       1.62        9.06              30

$5.23        17.40        $  1          2.22+       8.45+      2.32+       8.35+             42
 5.40        12.41           4          2.07        8.28       2.22        8.13              29
 5.53        11.11           7          1.99        7.47       2.18        7.28              46
 5.19         (.59)          9          2.06+       7.66+      2.29+       7.43+             20
 4.87         1.90           9          2.07        8.61       2.32        8.36              30

                                   APPENDIX A
                                   ----------



              AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION


      THIS AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION ("Agreement") is made as of January 7, 2000, between FIRST INVESTORS HIGH YIELD FUND, INC., a Maryland corporation ("Target"), and FIRST INVESTORS FUND FOR INCOME, INC., a
Maryland corporation ("Acquiring Fund"). (Acquiring Fund and Target are sometimes referred to herein individually as a "Fund" and collectively as the "Funds.")

      The Funds desire to effect a reorganization described in section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended ("Code"), and intend this Agreement to be, and adopt it as, a "plan of reorganization" within the meaning of the regulations under the Code ("Regulations"). The reorganization will involve the transfer to Acquiring Fund of Target's assets in exchange solely for shares of beneficial interest ("shares") in Acquiring Fund and the assumption by Acquiring Fund of Target's liabilities, followed by the constructive distribution of those shares PRO RATA to the holders of shares of beneficial interest in Target ("Target Shares") in exchange therefor, all on the terms and conditions set forth herein. The foregoing transactions are referred to herein collectively as the "Reorganization."

      The Target  Shares are divided  into two classes,  designated  Class A and
Class B shares ("Class A Target Shares" and "Class B Target Shares," respectively). Acquiring Fund's shares are also divided into two classes ("Acquiring Fund Shares"), designated Class A and Class B shares ("Class A Acquiring Fund Shares" and "Class B Acquiring Fund Shares," respectively). Each class of Acquiring Fund Shares is similar to the corresponding class of Target Shares (I.E., the Funds' Class A Shares correspond to each other and the Funds' Class B Shares correspond to each other).

      In consideration of the mutual promises contained herein, the parties agree as follows:

1.    PLAN OF REORGANIZATION AND TERMINATION
      --------------------------------------

      1.1. Target agrees to assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 ("Assets") to Acquiring Fund. Acquiring Fund agrees in exchange therefor --

           (a) to issue and deliver to Target the number of full and fractional (rounded to the third decimal place) (i) Class A Acquiring Fund Shares, determined by dividing the net value of Target (computed as set forth in paragraph 2.1) ("Target Value") attributable to the Class A Target Shares by the net asset value ("NAV") of a Class A Acquiring Fund Share (computed as set forth in paragraph 2.2), and (ii) Class B Acquiring Fund Shares, determined by dividing the Target Value attributable to the Class B Target

               Shares by the NAV of a Class B Acquiring Fund Share (as so computed), and

           (b) to assume all of Target's liabilities described in paragraph 1.3 ("Liabilities").

               Such transactions shall take place at the Closing (as defined in paragraph 3.1).

      1.2. The Assets shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on Target's books, and other property owned by Target at the Effective Time (as defined in paragraph 3.1).

      1.3. The Liabilities shall include (except as otherwise provided herein) all of Target's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Effective Time, and whether or not specifically referred to in this Agreement. Notwithstanding the foregoing, Target agrees to use its best efforts to discharge all its known Liabilities before the Effective Time.

      1.4. At or immediately before the Effective Time, Target shall declare and pay to its shareholders a dividend and/or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 90%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and substantially all of its realized net capital gain, if any, for its current taxable year through the Effective Time.

      1.5. At the Effective Time (or as soon thereafter as is reasonably practicable), Target shall distribute the Acquiring Fund Shares received by it pursuant to paragraph 1.1 to its shareholders of record, determined as of the Effective Time (each a "Shareholder" and collectively "Shareholders"), in constructive exchange for their Target Shares. Such distribution shall be accomplished by Acquiring Fund's transfer agent's opening accounts on Acquiring Fund's share transfer books in the Shareholders' names and transferring such Acquiring Fund Shares thereto. Each Shareholder's account shall be credited with the respective PRO RATA number of full and fractional (rounded to the third decimal place) Acquiring Fund Shares due that Shareholder by class (I.E., the account for a Shareholder of Class A Target Shares shall be credited with the respective PRO RATA number of Class A Acquiring Fund Shares due that Shareholder, and the account for a Shareholder of Class B Target Shares shall be credited with the respective PRO RATA number of Class B Acquiring Fund Shares due that Shareholder). All outstanding Target Shares, including any represented by certificates, shall simultaneously be canceled on Target's share transfer books. Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares issued in connection with the Reorganization.

      1.6. As soon as reasonably practicable after distribution of the Acquiring Fund Shares pursuant to paragraph 1.5, but in all events within twelve months after the Effective Time, Target shall be terminated and any further actions shall be taken in connection therewith as required by applicable law.

      1.7. Any reporting responsibility of Target to a public authority is and shall remain its responsibility up to and including the date on which it is terminated.

      1.8. Any transfer taxes payable on issuance of Acquiring Fund Shares in a name other than that of the registered holder on Target's books of the Target Shares constructively exchanged therefor shall be paid by the person to whom such Acquiring Fund Shares are to be issued, as a condition of such transfer.

2.    VALUATION
      ---------

      2.1. For purposes of paragraph 1.1(a), Target's net value shall be (a) the value of the Assets computed as of the close of regular trading on the New York Stock Exchange ("NYSE") on the date of the Closing ("Valuation Time"), using the valuation procedures set forth in Target's then-current prospectus and statement of additional information (collectively "P/SAI") less (b) the amount of the Liabilities as of the Valuation Time.

      2.2. For purposes of paragraph 1.1(a), the NAV of an Acquiring Fund Share shall be computed as of the Valuation Time, using the valuation procedures set forth in Acquiring Fund's then-current P/SAI.

      2.3. All computations pursuant to paragraphs 2.1 and 2.2 shall be made by or under the direction of First Investors Management Company, Inc. ("FIMCO").

3.    CLOSING AND EFFECTIVE TIME
      --------------------------

      3.1. The Reorganization, together with related acts necessary to consummate the same ("Closing"), shall occur at the Funds' principal office on or about March 14, 2000, or at such other place and/or on such other date as to which the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the date thereof or at such other time as to which the parties may agree ("Effective
Time"). If, immediately before the Valuation Time, (a) the NYSE is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on the NYSE or elsewhere is disrupted, so that accurate appraisal of the net value of Target and the NAV of an Acquiring Fund Share is impracticable, the Effective Time shall be postponed until the first business day after the day when such trading shall have been fully resumed and such reporting shall have been restored.

      3.2. Target's fund accounting and pricing agent shall deliver at the Closing a certificate of an authorized officer verifying that the information
(including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by Target to Acquiring Fund, as reflected on Acquiring Fund's books immediately following the Closing, does or will conform to such information on Target's books immediately before the Closing. Target's custodian shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets held by the custodian will be transferred to Acquiring Fund at the Effective Time and (b) all necessary taxes in conjunction with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

      3.3. Target shall deliver to Acquiring Fund at the Closing a list of the names and addresses of the Shareholders and the number of outstanding Target Shares owned by each Shareholder, all as of the Effective Time, certified by the Secretary or Assistant Secretary of Target. Acquiring Fund's transfer agent shall deliver at the Closing a certificate as to the opening on Acquiring Fund's share transfer books of accounts in the Shareholders' names. Acquiring Fund shall issue and deliver a confirmation to Target evidencing the Acquiring Fund Shares to be credited to Target at the Effective Time or provide evidence satisfactory to Target that such Acquiring Fund Shares have been credited to Target's account on Acquiring Fund's books. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts, or other documents as the other party or its counsel may reasonably request.

      3.4. Each Fund shall deliver to the other at the Closing a certificate executed in its name by its President or a Vice President in form and substance satisfactory to the recipient and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated by this Agreement.

4.    REPRESENTATIONS AND WARRANTIES
      ------------------------------

      4.1. Target represents and warrants as follows:

           4.1.1. Target is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland; and a copy of its Articles of Incorporation ("Target Articles") is on file with the Secretary of the State of Maryland;

           4.1.2. Target is duly registered as an open-end management investment company under the Investment Company Act of 1940, as amended ("1940 Act"), and such registration will be in full force and effect at the Effective Time;

           4.1.3. At the Closing, Target will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets free of any liens or other encumbrances; and upon delivery and payment for the Assets, Acquiring Fund will acquire good and marketable title thereto;

           4.1.4. Target's current P/SAI conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended ("1933 Act"), and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

           4.1.5. Target is not in violation of, and the execution and delivery of this Agreement and consummation of the transactions contemplated hereby will not conflict with or violate, Maryland law or any provision of the Target Articles or By-Laws or of any agreement, instrument, lease, or other undertaking to which Target is a party or by which it is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Target is a party or by which it is bound, except as previously disclosed in writing to and accepted by Acquiring Fund;

           4.1.6. Except as otherwise disclosed in writing to and accepted by Acquiring Fund, all material contracts and other commitments of or applicable to Target (other than this Agreement and investment contracts, including options, futures, and forward contracts) will be terminated, or provision for discharge of any liabilities of Target thereunder will be made, at or prior to the Effective Time, without either Fund's incurring any liability or penalty with respect thereto and without diminishing or releasing any rights Target may have had with respect to actions taken or omitted or to be taken by any other party thereto prior to the Closing;

           4.1.7. Except as otherwise disclosed in writing to and accepted by Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or (to Target's knowledge) threatened against Target that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; Target knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially or adversely affects its business or its ability to consummate the transactions contemplated hereby;

           4.1.8. The execution, delivery, and performance of this Agreement have been duly authorized as of the date hereof by all necessary action on the part of Target's board of directors, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and, subject to approval by Target's shareholders, this Agreement constitutes a valid and legally binding obligation of Target, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

           4.1.9. At the Effective Time, the performance of this Agreement shall
      have  been  duly   authorized   by  all   necessary   action  by  Target's
      shareholders;

           4.1.10. No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act"), or the 1940 Act for the execution or performance of this Agreement by Target, except for (a) the filing with the Securities and Exchange Commission ("SEC") of a registration statement by Acquiring Fund on Form N-14 relating to the Acquiring Fund Shares issuable hereunder, and any supplement or amendment thereto ("Registration Statement"), including therein a prospectus/proxy statement ("Proxy Statement"), and (b) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Effective Time;

           4.1.11. On the effective date of the Registration Statement, at the time of the shareholders' meeting referred to in paragraph 5.2, and at the Effective Time, the Proxy Statement will (a) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the regulations thereunder and (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided that the foregoing shall not apply to statements in or omissions from the Proxy Statement made in reliance on and in conformity with information furnished by Acquiring Fund for use therein;

           4.1.12. The Liabilities were incurred by Target in the ordinary course of its business and are associated with the Assets; and there are no Liabilities other than liabilities disclosed or provided for in Target's financial statements referred to in paragraph 4.1.17 and liabilities incurred by Target in the ordinary course of its business subsequent to September 30, 1999, or otherwise previously disclosed to Acquiring Fund, none of which has been materially adverse to the business, assets, or results of Target's operations;

           4.1.13. Target qualified for treatment as a regulated investment company under Subchapter M of the Code ("RIC") for each past taxable year since it commenced operations and will continue to meet all the requirements for such qualification for its current taxable year; and it has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it. The Assets shall be invested at all times through the Effective Time in a manner that ensures compliance with the foregoing;

           4.1.14. Target is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of section 368(a)(3)(A) of the Code;

           4.1.15. Not more than 25% of the value of Target's total assets (excluding cash, cash items, and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers;

           4.1.16. Target's federal income tax returns, and all applicable state and local tax returns, for all taxable years to and including the taxable year ended September 30, 1998, have been timely filed and all taxes payable pursuant to such returns have been timely paid; and

           4.1.17. The financial statements of Target for the year ended September 30, 1999, to be delivered to Acquiring Fund, fairly represent the financial position of Target as of that date and the results of its operations and changes in its net assets for the year then ended.

4.2.       Acquiring Fund represents and warrants as follows:

           4.2.1. Acquiring Fund is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland; and a copy of its Articles of Incorporation ("Acquiring Articles") is on file with the Secretary of the State of Maryland;

           4.2.2. Acquiring Fund is duly registered as an open-end management investment company under the 1940 Act, and such registration will be in full force and effect at the Effective Time;

           4.2.3. No  consideration   other  than  Acquiring  Fund  Shares  (and
      Acquiring Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

           4.2.4. The Acquiring Fund Shares to be issued and delivered to Target hereunder will, at the Effective Time, have been duly authorized and, when issued and delivered as provided herein, will be duly and validly issued and outstanding shares of Acquiring Fund, fully paid and non-assessable;

           4.2.5. Acquiring Fund's current P/SAI conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

           4.2.6. Acquiring Fund is not in violation of, and the execution and delivery of this Agreement and consummation of the transactions contemplated hereby will not conflict with or violate, Maryland law or any provision of the Acquiring Articles or Acquiring Fund's By-Laws or of any provision of any agreement, instrument, lease, or other undertaking to which Acquiring Fund is a party or by which it is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Acquiring Fund is a party or by which it is bound, except as previously disclosed in writing to and accepted by Target;

           4.2.7. Except as otherwise disclosed in writing to and accepted by Target, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or (to Acquiring Fund's knowledge) threatened against Acquiring Fund that, if adversely determined, would materially and adversely affect Acquiring Fund's financial condition or the conduct of its business; Acquiring Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially or adversely affects its business or its ability to consummate the transactions contemplated hereby;

           4.2.8. The execution, delivery, and performance of this Agreement have been duly authorized as of the date hereof by all necessary action on the part of Acquiring Fund's board of directors (together with Target's board of directors, the "Boards"), which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and this Agreement constitutes a valid and legally binding obligation of Acquiring Fund, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

           4.2.9. No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the 1934 Act, or the 1940 Act for the execution or performance of this Agreement by Acquiring Fund, except for (a) the filing with the SEC of the Registration Statement and a post-effective amendment to Acquiring Fund's registration statement on Form N1-A and (b) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Effective Time;

           4.2.10. On the effective date of the Registration Statement, at the time of the shareholders' meeting referred to in paragraph 5.2, and at the Effective Time, the Proxy Statement will (a) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the regulations thereunder and (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided that the foregoing shall not apply to statements in or omissions from the Proxy Statement made in reliance on and in conformity with information furnished by Target for use therein;

           4.2.11. Acquiring Fund qualified for treatment as a RIC for each past taxable year since it commenced operations and will continue to meet all the requirements for such qualification for its current taxable year; Acquiring Fund intends to continue to meet all such requirements for the next taxable year; and it has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it;

           4.2.12. Acquiring Fund has no plan or intention to issue additional Acquiring Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as an open-end investment company; nor does Acquiring Fund have any plan or intention to redeem or otherwise reacquire any Acquiring Fund Shares issued to the Shareholders pursuant to the Reorganization, except to the extent it is required by the 1940 Act to redeem any of its shares presented for redemption at net asset value in the ordinary course of that business;

           4.2.13. Following the Reorganization, Acquiring Fund (a) will continue Target's "historic business" (within the meaning of section 1.368-1(d)(2) of the Regulations), (b) use a significant portion of Target's "historic business assets" (within the meaning of section
      1.368-1(d)(3) of the Regulations) in a business, (c) has no plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC, and (d) expects to retain substantially all the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain such status;

           4.2.14. There is no plan or intention for Acquiring Fund to be dissolved or merged into another corporation or a business trust or any "fund" thereof (within the meaning of section 851(g)(2) of the Code) following the Reorganization;

           4.2.15. Immediately after the Reorganization, (a) not more than 25% of the value of Acquiring Fund's total assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities of any one issuer and (b) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers;

           4.2.16. Acquiring Fund does not directly or indirectly own, nor at the Effective Time will it directly or indirectly own, nor has it directly or indirectly owned, at any time during the past five years, any shares of Target;

           4.2.17. Acquiring Fund's federal income tax returns, and all applicable state and local tax returns, for all taxable years to and including the taxable year ended September 30, 1998, have been timely filed and all taxes payable pursuant to such returns have been timely paid;

           4.2.18. The financial statements of Acquiring Fund for the year ended September 30, 1999, to be delivered to Target, fairly represent the financial position of Acquiring Fund as of that date and the results of its operations and changes in its net assets for the year then ended; and

4.3.       Each Fund represents and warrants as follows:

           4.3.1. The aggregate fair market value of the Acquiring Fund Shares, when received by the Shareholders, will be approximately equal to the aggregate fair market value of their Target Shares constructively surrendered in exchange therefor;

           4.3.2. Its management (a) is unaware of any plan or intention of Shareholders to redeem, sell, or otherwise dispose of (i) any portion of their Target Shares before the Reorganization to any person related (within the meaning of section 1.368-1(e)(3) of the Regulations) to either Fund or (ii) any portion of the Acquiring Fund Shares to be received by them in the Reorganization to any person related (as so defined) to Acquiring Fund, (b) does not anticipate dispositions of those Acquiring Fund Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares of Target as an open-end investment company, (c) expects that the percentage of Shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization will be DE MINIMIS, and (d) does not anticipate that there will be extraordinary redemptions of Acquiring Fund Shares immediately following the Reorganization;

           4.3.3. The Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization;

           4.3.4. Immediately following consummation of the Reorganization, Acquiring Fund will hold substantially the same assets and be subject to substantially the same liabilities that Target held or was subject to immediately prior thereto (in addition to the assets and liabilities Acquiring Fund then held or was subject to), plus any liabilities and expenses of the parties incurred in connection with the Reorganization;

           4.3.5. The fair market value of the Assets on a going concern basis will equal or exceed the Liabilities to be assumed by Acquiring Fund and those to which the Assets are subject;

           4.3.6. There is no intercompany indebtedness between the Funds that was issued or acquired, or will be settled, at a discount;

           4.3.7. Pursuant to the Reorganization, Target will transfer to Acquiring Fund, and Acquiring Fund will acquire, at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by Target immediately before the Reorganization. For the purposes of this representation, any amounts used by Target to pay its Reorganization expenses and to make redemptions and distributions immediately before the Reorganization (except (a) redemptions not made as part of the Reorganization and (b) distributions made to conform to its policy of distributing all or substantially all of its income and gains to avoid the obligation to pay federal income tax and/or the excise tax under section 4982 of the Code) will be included as assets held thereby immediately before the Reorganization;

           4.3.8. None of the compensation received by any Shareholder who is an employee of or service provider to Target will be separate consideration for, or allocable to, any of the Target Shares held by such Shareholder; none of the Acquiring Fund Shares received by any such Shareholder will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the consideration paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services;

           4.3.9. Immediately after the Reorganization, the Shareholders will not own shares constituting "control" within the meaning of section 304(c) of the Code of Acquiring Fund; and

           4.3.10. Neither Fund will be reimbursed for any expenses incurred by it or on its behalf in connection with the Reorganization unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) ("Reorganization Expenses").

5.    COVENANTS
      ---------

      5.1. Each Fund covenants to operate its respective business in the ordinary course between the date hereof and the Closing, it being understood that

           (a) such ordinary course will include declaring and paying customary dividends and other distributions and such changes in operations as are contemplated by each Fund's normal business activities and

           (b) each Fund will retain exclusive control of the composition of its portfolio until the Closing; provided that (1) Target shall not dispose of more than an insignificant portion of its historic business assets during such period without Acquiring Fund's prior consent and (2) if Target's shareholders' approve this Agreement (and the transactions contemplated hereby), then between the date of such approval and the Closing, the Funds shall coordinate their respective portfolios so that the transfer of the Assets to Acquiring Fund will not cause it to fail to be in compliance with all of its investment policies and restrictions immediately after the Closing.

      5.2. Target covenants to call a shareholders' meeting to consider and act on this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby.

      5.3. Target covenants that the Acquiring Fund Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof.

      5.4. Target covenants that it will assist Acquiring Fund in obtaining such information as Acquiring Fund reasonably requests concerning the beneficial ownership of Target Shares.

      5.5. Target covenants that its books and records (including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) will be turned over to Acquiring Fund at the Closing.

      5.6. Each Fund covenants to cooperate in preparing the Proxy Statement in compliance with applicable federal securities laws.

      5.7. Each Fund covenants that it will, from time to time, as and when requested by the other Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as the other Fund may deem necessary or desirable in order to vest in, and confirm to, (a) Acquiring Fund, title to and possession of all the Assets, and (b) Target, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

      5.8. Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such state securities laws it may deem appropriate in order to continue its operations after the Effective Time.

      5.9. Subject to this Agreement, each Fund covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

6.    CONDITIONS PRECEDENT
      --------------------

      Each Fund's obligations hereunder shall be subject to (a) performance by the other Fund of all its obligations to be performed hereunder at or before the Effective Time, (b) all representations and warranties of the other Fund contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Effective Time, with the same force and effect as if made at and as of the Effective Time, and (c) the following further conditions that, at or before the Effective Time:

      6.1. This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by the Boards and shall have been approved by Target's shareholders in accordance with the Target Articles and applicable law.

      6.2. All necessary filings shall have been made with the SEC and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and the SEC shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act. All consents, orders, and permits of federal, state, and local regulatory authorities (including the SEC and state securities authorities) deemed necessary by either Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on the assets or properties of either Fund, provided that either Investment Company may for itself waive any of such conditions.

      6.3. At the Effective Time, no action, suit, or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or to obtain damages or other relief in connection with, the transactions contemplated hereby.

      6.4. The Reorganization shall be contingent upon, among other things, issuance by the SEC of an Order pursuant to Section 26(b) of the 1940 Act approving the substitution of shares of Acquiring Fund for shares of Target for investments under the First Investors Periodic Payment Plans for Investment in First Investors High Yield Fund, Inc. This contingency, however, may be waived by the Funds' Boards.

      6.5. Target shall have received an opinion of Kirkpatrick & Lockhart LLP ("Counsel") substantially to the effect that:

           6.5.1.Acquiring Fund is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland with power under the Acquiring Articles to own all its properties and assets and, to the knowledge of Counsel, to carry on its business as presently conducted;

           6.5.2. This Agreement (a) has been duly authorized, executed, and delivered by Acquiring Fund and (b) assuming due authorization, execution, and delivery of this Agreement by Target, is a valid and legally binding obligation of Acquiring Fund, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

           6.5.3. The Acquiring Fund Shares to be issued and distributed to the Shareholders under this Agreement, assuming their due delivery as contemplated by this Agreement, will be duly authorized and validly issued and outstanding and fully paid and non-assessable;

           6.5.4. The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, materially violate the Acquiring Articles or By-Laws or any provision of any agreement (known to Counsel, without any independent inquiry or investigation) to which Acquiring Fund is a party or by which it is bound or (to the knowledge of Counsel, without any independent inquiry or investigation) result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Acquiring Fund is a party or by which it is bound, except as set forth in such opinion or as previously disclosed in writing to and accepted by Target;

           6.5.5. To the knowledge of Counsel (without any independent inquiry or investigation), no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act, and the 1940 Act and such as may be required under state securities laws;

           6.5.6. Acquiring Fund is registered with the SEC as an investment company, and to the knowledge of Counsel no order has been issued or proceeding instituted to suspend such registration; and

           6.5.7. To the knowledge of Counsel (without any independent inquiry or investigation), (a) no litigation, administrative proceeding, or investigation of or before any court or governmental body is pending or threatened as to Acquiring Fund or any of its properties or assets and (b) Acquiring Fund is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business, except as set forth in such opinion or as otherwise disclosed in writing to and accepted by Target.

In rendering such opinion, Counsel may (1) rely, as to matters governed by the laws of the State of Maryland, on an opinion of competent Maryland counsel, (2) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof, (3) limit such opinion to applicable federal and state law, and (4) define the word "knowledge" and related terms to mean the knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Agreement and the Reorganization.

      6.6. Acquiring   Fund   shall   have   received   an   opinion of  Counsel
substantially to the effect that:

           6.6.1. Target is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland with power under the Target Articles to own all its properties and assets and, to the knowledge of Counsel, to carry on its business as presently conducted;

           6.6.2. This Agreement (a) has been duly authorized, executed, and delivered by Target and (b) assuming due authorization, execution, and delivery of this Agreement by Acquiring Fund, is a valid and legally binding obligation of Target, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

           6.6.3. The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, materially violate the Target Articles or By-Laws or any provision of any agreement (known to Counsel, without any independent inquiry or investigation) to which Target is a party or by which it is bound or (to the knowledge of Counsel, without any independent inquiry or investigation) result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Target is a party or by which it is bound, except as set forth in such opinion or as previously disclosed in writing to and accepted by Acquiring Fund;

           6.6.4. To the knowledge of Counsel (without any independent inquiry or investigation), no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Target of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act, and the 1940 Act and such as may be required under state securities laws;

           6.6.5. Target is registered with the SEC as an investment company, and to the knowledge of Counsel no order has been issued or proceeding instituted to suspend such registration; and

           6.6.6. To the knowledge of Counsel (without any independent inquiry or investigation), (a) no litigation, administrative proceeding, or investigation of or before any court or governmental body is pending or threatened as to Target or any of its properties or assets and (b) Target is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects Target's business, except as set forth in such opinion or as otherwise disclosed in writing to and accepted by Acquiring Fund.

In rendering such opinion, Counsel may (1) rely, as to matters governed by the laws of the State of Maryland, on an opinion of competent Maryland counsel, (2) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof, (3) limit such opinion to applicable federal and state law, and (4) define the word

"knowledge" and related terms to mean the knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Agreement and the Reorganization.

      6.7. Each Fund shall have received an opinion of Counsel, addressed to and in form and substance satisfactory to it, as to the federal income tax consequences mentioned below ("Tax Opinion"). In rendering the Tax Opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on the representations made in this Agreement which Counsel may treat as representations made to it, or in separate letters addressed to Counsel, and the certificates delivered pursuant to paragraph 3.4. The Tax
Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes:

           6.7.1. Acquiring Fund's acquisition of the Assets in exchange solely for Acquiring Fund Shares and Acquiring Fund's assumption of the Liabilities, followed by Target's distribution of those shares PRO RATA to the Shareholders constructively in exchange for the Shareholders' Target Shares, will constitute a reorganization within the meaning of section 368(a)(1)(C) of the Code, and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

           6.7.2. Target will recognize no gain or loss on the transfer to Acquiring Fund of the Assets in exchange solely for Acquiring Fund Shares and Acquiring Fund's assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in constructive exchange for their Target Shares;

           6.7.3. Acquiring Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for Acquiring Fund Shares and its assumption of the Liabilities;

           6.7.4. Acquiring Fund's basis for the Assets will be the same as the basis thereof in Target's hands immediately before the Reorganization, and Acquiring Fund's holding period for the Assets will include Target's holding period therefor;

           6.7.5. A  Shareholder   will   recognize  no  gain  or  loss  on  the
      constructive exchange of all its Target Shares solely for Acquiring Fund Shares pursuant to the Reorganization; and

           6.7.6. A Shareholder's aggregate basis for the Acquiring Fund Shares to be received by it in the Reorganization will be the same as the aggregate basis for its Target Shares to be constructively surrendered in exchange for those Acquiring Fund Shares, and its holding period for those Acquiring Fund Shares will include its holding period for those Target Shares, provided they are held as capital assets by the Shareholder at the Effective Time.

Notwithstanding subparagraphs 6.6.2 and 6.6.4, the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Shareholder with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except that set forth in paragraph 6.1) if, in the judgment of its Board, such waiver will not have a material adverse effect on its Fund's shareholders' interests.

7.    FINDERS FEES AND EXPENSES
      -------------------------

      7.1. Each Fund represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

      7.2. Except as otherwise provided herein, all the Reorganization Expenses will be borne by the Funds in proportion to their respective total net assets as of the close of business on the last business day prior to the Closing.

8.    ENTIRE AGREEMENT; NO SURVIVAL
      -----------------------------

      Neither party has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the parties. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.

9.    TERMINATION OF AGREEMENT
      ------------------------

      This Agreement may be terminated at any time at or prior to the Effective Time, whether before or after approval by Target's shareholders:

      9.1. By either Fund (a) in the event of the other Fund's material breach of any representation, warranty, or covenant contained herein to be performed at or prior to the Effective Time, (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be met, or (c) if the Closing has not occurred on or before December 31, 2000; or

      9.2. By the parties' mutual agreement.

In the event of termination under paragraphs 9.1(c) or 9.2, there shall be no liability for damages on the part of either Fund, or its directors or officers, to the other Fund.

10.   AMENDMENT
      ---------

      This Agreement may be amended, modified, or supplemented at any time, notwithstanding approval thereof by Target's shareholders, in such manner as may be mutually agreed upon in writing by the parties; provided that following such approval no such amendment shall have a material adverse effect on the Shareholders' interests.

11.   MISCELLANEOUS
      -------------

      11.1. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Maryland; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

      11.2. Nothing expressed or implied herein is intended or shall be construed to confer upon or give any person, firm, trust, or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

      11.3. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Fund and delivered to the other. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.


      IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officers as of the day and year first written above.


ATTEST:                                 FIRST INVESTORS HIGH YIELD FUND, INC.



/s/ C. Durso                            By: /s/ Glenn O. Head
---------------------------             -----------------------------
Concetta Durso, Secretary                   Glenn O. Head, President



ATTEST:                                 FIRST INVESTORS FUND FOR INCOME, INC.



/s/ C. Durso                            By: /s/ Glenn O. Head
---------------------------             -----------------------------
Concetta Durso, Secretary                   Glenn O. Head, President

                                   APPENDIX B

PORTFOLIO MANAGER'S LETTER
FIRST INVESTORS FUND FOR INCOME, INC.


Dear Investor:

We are pleased to present the annual report for the First Investors Fund For Income for the fiscal year ending September 30, 1999. During the period, the Fund's return on a net asset value basis was 3.1% on Class A shares and 2.3% on Class B shares, compared to a return of 4.8% for the Lipper high yield bond fund group. During the period, the Fund declared dividends from net investment income of 38.4 cents per share on Class A shares and 36 cents per share on Class B shares.

The primary factors that drove the Fund's performance during the fiscal year were the rising  interest rate  environment  and the credit  quality of the bonds in the portfolio. The reporting period began with the resolution of several system-wide financial difficulties. Financial markets struggled to put the difficulties of the summer -- the Asian economic crisis, Russian devaluation, and the near-collapse of the giant hedge fund Long-Term Capital Management -- behind them. Investors around the world shunned risk and sought safety. Corporate bonds in general became "cheap," and lower-rated, high yield bonds suffered the most. The Federal Reserve, looking to prevent a credit crunch, provided liquidity to the monetary system by lowering interest rates three times in an eight-week period. Investors became more comfortable -- though still selective -- with risk, and the high yield market rebounded sharply in November, posting one of its best months ever.

In the early part of 1999, investors continued to shun riskier bonds. Investor confidence returned in March, and the high yield market surged. Risk was rewarded, not only for lower-quality issues, but also for bonds with longer durations and those issued in emerging markets. For the quarter, lower-rated issues tended to outperform higher-rated issues and overall, the high-yield market outperformed other domestic fixed income markets.

By the middle of 1999,the domestic economy continued to be strong and the market began to brace for possible tightening by the Fed to stave off inflation. Yields rose in May as interest rate concerns were priced into the market. New issuance -- which had been building slowly through the year -- declined somewhat in June. On June 25, 1999, the Fed, as expected, raised interest rates 25 basis points. Demand for high yield bonds abated, as evidenced by heavy mutual fund outflows in May, and smaller outflows in June.

The latter part of the reporting period was difficult for the high-yield market, and it was the weakest performing sector in the bond market. The Fed raised rates a second time in August, and economic uncertainty prompted concerns regarding the need for further rate increases. Demand within the high-yield market fell, liquidity decreased and new issuance slowed. In this guarded environment, higher-rated issues tended to outperform lower-rated issues.

A number of factors aided the Fund's performance during the reporting period. In general, the Fund's holdings of higher-rated bonds helped to enhance returns.

Also, a number of positions in the telecommunications sector performed well, in large part because of merger and acquisition activity. The Fund's performance was negatively impacted by poor performance in several sectors, including health care, which was hurt due to the enactment of various reimbursement-related legislation. Two of the Fund's holdings, Genesis Health Ventures, Inc. and Integrated Health Services, were particularly hard hit. In addition, holdings in the textile/apparel industry negatively impacted performance.

Going forward, we will likely see a continuation of current market conditions. We look forward to stabilization in the high yield market early in 2000, as Y2K concerns pass and the economic picture becomes clearer. The Fund will continue to focus on credit quality and seek value in the high yield market.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,



/s/ Nancy W. Jones
------------------
Nancy W. Jones
Vice President and Portfolio Manager

October 29, 1999

CUMULATIVE PERFORMANCE INFORMATION
FIRST INVESTORS FUND FOR INCOME, INC.




Comparison of change in value of $10,000 investment in the First Investors Fund For Income, Inc. (Class A shares) and the CS First Boston High Yield Index. $1,000

                                 [GRAPH OMITTED]


THE GRAPH COMPARES A $10,000 INVESTMENT IN THE FIRST INVESTORS FUND FOR INCOME, INC. (CLASS A SHARES) BEGINNING 1/1/90 WITH A THEORETICAL INVESTMENT IN THE CS FIRST BOSTON HIGH YIELD INDEX. THE CS FIRST BOSTON HIGH YIELD INDEX IS DESIGNED TO MEASURE THE PERFORMANCE OF THE HIGH YIELD BOND MARKET. THE INDEX CONSISTS OF 1,631 DIFFERENT ISSUES, 1,403 OF WHICH ARE CASH PAY, 176 ARE ZERO-COUPON, 11 ARE STEP BONDS, 18 ARE PAY-IN-KIND BONDS AND THE REMAINING 23 ARE IN DEFAULT. THE BONDS INCLUDED IN THE INDEX HAVE AN AVERAGE LIFE OF 7.9 YEARS, AN AVERAGE MATURITY OF 7.9 YEARS, AN AVERAGE DURATION OF 4.8 YEARS AND AN AVERAGE COUPON OF 10.1%. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN THIS INDEX. IN ADDITION, THE INDEX DOES NOT TAKE INTO ACCOUNT FEES AND EXPENSES. FOR PURPOSES OF THE GRAPH AND THE ACCOMPANYING TABLE, UNLESS OTHERWISE INDICATED, IT HAS BEEN ASSUMED THAT THE MAXIMUM SALES CHARGE WAS DEDUCTED FROM THE INITIAL $10,000 INVESTMENT IN THE FUND AND ALL DIVIDENDS AND DISTRIBUTIONS WERE REINVESTED. CLASS B SHARES PERFORMANCE MAY BE GREATER THAN OR LESS THAN THAT SHOWN IN THE LINE GRAPH ABOVE FOR CLASS A SHARES BASED ON DIFFERENCES IN SALES LOADS AND FEES PAID BY SHAREHOLDERS INVESTING IN THE DIFFERENT CLASSES.

* AVERAGE ANNUAL TOTAL RETURN FIGURES (FOR THE YEAR ENDED 9/30/99) INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. "N.A.V. ONLY" RETURNS ARE CALCULATED WITHOUT SALES CHARGES. THE CLASS A "S.E.C. STANDARDIZED" RETURNS SHOWN ARE BASED ON THE MAXIMUM SALES CHARGE OF 6.25% (PRIOR TO 7/1/93, THE MAXIMUM SALES CHARGE WAS 6.9%). THE CLASS B "S.E.C. STANDARDIZED" RETURNS ARE ADJUSTED FOR THE APPLICABLE DEFERRED SALES CHARGE (MAXIMUM OF 4% IN THE FIRST
YEAR). RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. THE UNUSUALLY HIGH CURRENT YIELDS OFFERED REFLECT THE SUBSTANTIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH YIELD BONDS. THE ISSUERS OF THE BONDS PAY HIGHER INTEREST RATES BECAUSE THEY HAVE A GREATER LIKELIHOOD OF FINANCIAL DIFFICULTY, WHICH COULD RESULT IN THEIR INABILITY TO REPAY THE BONDS FULLY WHEN DUE. PRICES OF HIGH YIELD BONDS ARE ALSO SUBJECT TO GREATER FLUCTUATIONS. CS FIRST BOSTON HIGH YIELD INDEX FIGURES FROM CS FIRST BOSTON CORPORATION AND ALL OTHER FIGURES FROM FIRST INVESTORS MANAGEMENT COMPANY, INC.